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                        SMITH BARNEY INVESTMENT SERIES
                               on behalf of the
                   Smith Barney Growth and Income Portfolio
                               (the "Portfolio")

 Supplement dated November 10, 2003 to the Prospectus dated February 28, 2003

   The following information supplements the portfolio management information for the Portfolio, a series of Smith Barney Investment Series (the "Trust"), set forth under the section "Management."

   Effective November 10, 2003, Kevin Caliendo will serve as Co-Portfolio Manager of the Portfolio. Mr. Caliendo has been an investment officer with Salomon Brothers Asset Management Inc ("SaBAM") and a Director of Citigroup Global Markets Inc., an affiliate of SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998 to 2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.


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